UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2020

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza 107 Elm Street, 9th Floor Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2020, Cara Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2020. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 9, 2020
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ THOMAS REILLY
Thomas Reilly
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 9, 2020